                                                                     Exhibit 4.2

                                    INDENTURE

                         DATED AS OF SEPTEMBER 15, 2005

                                   ----------

                           THE DETROIT EDISON COMPANY
                   (2000 2nd Avenue, Detroit, Michigan 48226)

                                       TO

                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                  (Successor to Bank One, National Association)
                 (611 Woodward Avenue, Detroit, Michigan 48226)

                                   AS TRUSTEE

                                   ----------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                  PROVIDING FOR

                    (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                 2005 SERIES C,

                                       AND

                          (B) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                                                                                       PAGE
                                                                                       ----
PARTIES.............................................................................     3
RECITALS............................................................................     3
   Original Indenture and Supplementals.............................................     3
   Issue of Bonds Under Indenture...................................................     3
   Bonds Heretofore Issued..........................................................     4
   Reason for Creation of New Series................................................    10
   Bonds to be 2005 Series C........................................................    10
   Further Assurance................................................................    10
   Authorization of Supplemental Indenture..........................................    11
   Consideration for Supplemental Indenture.........................................    11
PART I. CREATION OF THREE HUNDRED FORTY-FOURTH SERIES OF BONDS, GENERAL AND
        REFUNDING MORTGAGE BONDS, 2005 SERIES C.....................................    11
   Sec. 1. Terms of Bonds of 2005 Series C..........................................    11
   Sec. 2. Release..................................................................    13
   Sec. 3. Redemption of Bonds of 2005 Series C.....................................    14
   Sec. 4. Redemption of Bonds of 2005 Series C in Event of Acceleration of Notes...    14
   Sec. 5. Form of Bonds of 2005 Series C...........................................    15
           Form of Trustee's Certificate............................................    16
           Form of Reverse of Bond..................................................    17
PART II. RECORDING AND FILING DATA..................................................    19
   Recording and Filing of Original Indenture.......................................    19
   Recording and Filing of Supplemental Indentures..................................    19
   Recording and Filing of Supplemental Indenture Dated as of February 1, 2005......    23
   Recording of Certificates of Provision for Payment...............................    24
PART III. THE TRUSTEE...............................................................    25
   Terms and Conditions of Acceptance of Trust by Trustee...........................    25
PART IV. MISCELLANEOUS..............................................................    25
   Confirmation of Section 318(c) of Trust Indenture Act............................    25
   Execution in Counterparts........................................................    25
   Testimonium......................................................................    25
   Execution by Company.............................................................    26
   Acknowledgment of Execution by Company...........................................    27
   Execution by Trustee.............................................................    28
   Acknowledgment of Execution by Trustee...........................................    29
   Affidavit as to Consideration and Good Faith.....................................    30

----------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES. SUPPLEMENTAL INDENTURE, dated as of the 15th day of September, in the year 2005, between THE
                                 DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the "Company"), party of the first part, and J.P. Morgan Trust Company, National
                                 Association (successor to Bank One, National
                                 Association), a trust company organized and existing under the laws of the United States, having a corporate trust office at 611 Woodward
                                 Avenue, Detroit, Michigan 48226, as successor
                                 Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the
                                 "Trustee"), party of the second part.

ORIGINAL INDENTURE AND           WHEREAS, the Company has heretofore executed
SUPPLEMENTALS.                   and delivered its Mortgage and Deed of Trust
                                 (hereinafter referred to as the "Original
                                 Indenture"), dated as of October 1, 1924, to
                                 the Trustee, for the security of all bonds of
                                 the Company outstanding thereunder, and
                                 pursuant to the terms and provisions of the
                                 Original Indenture, indentures dated as of,
                                 respectively, June 1, 1925, August 1, 1927,
                                 February 1, 1931, June 1, 1931, October 1,
                                 1932, September 25, 1935, September 1, 1936,
                                 November 1, 1936, February 1, 1940, December 1,
                                 1940, September 1, 1947, March 1, 1950,
                                 November 15, 1951, January 15, 1953, May 1,
                                 1953, March 15, 1954, May 15, 1955, August 15,
                                 1957, June 1, 1959, December 1, 1966, October
                                 1, 1968, December 1, 1969, July 1, 1970,
                                 December 15, 1970, June 15, 1971, November 15,
                                 1971, January 15, 1973, May 1, 1974, October 1,
                                 1974, January 15, 1975, November 1, 1975,
                                 December 15, 1975, February 1, 1976, June 15,
                                 1976, July 15, 1976, February 15, 1977, March
                                 1, 1977, June 15, 1977, July 1, 1977, October
                                 1, 1977, June 1, 1978, October 15, 1978, March
                                 15, 1979, July 1, 1979, September 1, 1979,
                                 September 15, 1979, January 1, 1980, April 1,
                                 1980, August 15, 1980, August 1, 1981, November
                                 1, 1981, June 30, 1982, August 15, 1982, June
                                 1, 1983, October 1, 1984, May 1, 1985, May 15,
                                 1985, October 15, 1985, April 1, 1986, August
                                 15, 1986, November 30, 1986, January 31, 1987,
                                 April 1, 1987, August 15, 1987, November 30,
                                 1987, June 15, 1989, July 15, 1989, December 1,
                                 1989, February 15, 1990, November 1, 1990,
                                 April 1, 1991, May 1, 1991, May 15, 1991,
                                 September 1, 1991, November 1, 1991, January
                                 15, 1992, February 29, 1992, April 15, 1992,
                                 July 15, 1992, July 31, 1992, November 30,
                                 1992, December 15, 1992, January 1, 1993, March
                                 1, 1993, March 15, 1993, April 1, 1993, April
                                 26, 1993, May 31, 1993, June 30, 1993, June 30,
                                 1993, September 15, 1993, March 1, 1994, June
                                 15, 1994, August 15, 1994, December 1, 1994,
                                 August 1, 1995, August 1, 1999, August 15, 1999
                                 and January 1, 2000, April 15, 2000, August 1,
                                 2000, March 15, 2001, May 1, 2001, August 15,
                                 2001, September 15, 2001, September 17, 2002,
                                 October 15, 2002, December 1, 2002, August 1,
                                 2003, March 15, 2004, July 1, 2004, February 1,
                                 2005, April 1, 2005 and August 1, 2005
                                 supplemental to the Original Indenture, have
                                 heretofore been entered into between the
                                 Company and the Trustee (the Original Indenture
                                 and all indentures supplemental thereto
                                 together being hereinafter sometimes referred
                                 to as the "Indenture"); and

ISSUE OF BONDS UNDER             WHEREAS, the Indenture provides that said bonds
INDENTURE.                       shall be issuable in one or more series, and
                                 makes provision that the rates of interest and
                                 dates for the payment thereof, the date of
                                 maturity or dates of maturity, if of serial
                                 maturity, the terms and rates of optional
                                 redemption (if redeemable), the forms of
                                 registered bonds without coupons of any series
                                 and any other provisions and agreements in
                                 respect thereof, in the Indenture provided and
                                 permitted, as the

                                 Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder;
                                 and

BONDS HERETOFORE ISSUED.         WHEREAS, bonds in the principal amount of
                                 Eleven billion seven hundred forty-two million
                                 five hundred seventy-three thousand dollars
                                 ($11,742,573,000) have heretofore been issued
                                 under the Indenture as follows, viz:

(1)                              Bonds of Series A                   -- Principal Amount $26,016,000,
(2)                              Bonds of Series B                   -- Principal Amount $23,000,000,
(3)                              Bonds of Series C                   -- Principal Amount $20,000,000,
(4)                              Bonds of Series D                   -- Principal Amount $50,000,000,
(5)                              Bonds of Series E                   -- Principal Amount $15,000,000,
(6)                              Bonds of Series F                   -- Principal Amount $49,000,000,
(7)                              Bonds of Series G                   -- Principal Amount $35,000,000,
(8)                              Bonds of Series H                   -- Principal Amount $50,000,000,
(9)                              Bonds of Series I                   -- Principal Amount $60,000,000,
(10)                             Bonds of Series J                   -- Principal Amount $35,000,000,
(11)                             Bonds of Series K                   -- Principal Amount $40,000,000,
(12)                             Bonds of Series L                   -- Principal Amount $24,000,000,
(13)                             Bonds of Series M                   -- Principal Amount $40,000,000,
(14)                             Bonds of Series N                   -- Principal Amount $40,000,000,
(15)                             Bonds of Series O                   -- Principal Amount $60,000,000,
(16)                             Bonds of Series P                   -- Principal Amount $70,000,000,
(17)                             Bonds of Series Q                   -- Principal Amount $40,000,000,
(18)                             Bonds of Series W                   -- Principal Amount $50,000,000,
(19)                             Bonds of Series AA                  -- Principal Amount $100,000,000,
(20)                             Bonds of Series BB                  -- Principal Amount $50,000,000,
(21)                             Bonds of Series CC                  -- Principal Amount $50,000,000,
(22)                             Bonds of Series UU                  -- Principal Amount $100,000,000,
(23-31)                          Bonds of Series DDP Nos. 1-9        -- Principal Amount $14,305,000,

(32-45)                          Bonds of Series FFR Nos. 1-14       -- Principal Amount $45,600,000,
(46-67)                          Bonds of Series GGP Nos. 1-22       -- Principal Amount $42,300,000,
(68)                             Bonds of Series HH                  -- Principal Amount $50,000,000,
(69-90)                          Bonds of Series IIP Nos. 1-22       -- Principal Amount $3,750,000,
(91-98)                          Bonds of Series JJP Nos. 1-8        -- Principal Amount $6,850,000,
(99-107)                         Bonds of Series KKP Nos. 1-9        -- Principal Amount $34,890,000,
(108-122)                        Bonds of Series LLP Nos. 1-15       -- Principal Amount $8,850,000,
(123-143)                        Bonds of Series NNP Nos. 1-21       -- Principal Amount $47,950,000,
(144-161)                        Bonds of Series OOP Nos. 1-18       -- Principal Amount $18,880,000,
(162-180)                        Bonds of Series QQP Nos. 1-19       -- Principal Amount $13,650,000,
(181-195)                        Bonds of Series TTP Nos. 1-15       -- Principal Amount $3,800,000,
(196)                            Bonds of 1980 Series A              -- Principal Amount $50,000,000,
(197-221)                        Bonds of 1980 Series CP Nos. 1-25   -- Principal Amount $35,000,000,
(222-232)                        Bonds of 1980 Series DP Nos. 1-11   -- Principal Amount $10,750,000,
(233-248)                        Bonds of 1981 Series AP Nos. 1-16   -- Principal Amount $124,000,000,
(249)                            Bonds of 1985 Series A              -- Principal Amount $35,000,000,
(250)                            Bonds of 1985 Series B              -- Principal Amount $50,000,000,
(251)                            Bonds of Series PP                  -- Principal Amount $70,000,000,
(252)                            Bonds of Series RR                  -- Principal Amount $70,000,000,
(253)                            Bonds of Series EE                  -- Principal Amount $50,000,000,
(254-255)                        Bonds of Series MMP and MMP No. 2   -- Principal Amount $5,430,000,
(256)                            Bonds of Series T                   -- Principal Amount $75,000,000,
(257)                            Bonds of Series U                   -- Principal Amount $75,000,000,
(258)                            Bonds of 1986 Series B              -- Principal Amount $100,000,000,

(259)                            Bonds of 1987 Series D              -- Principal Amount $250,000,000,
(260)                            Bonds of 1987 Series E              -- Principal Amount $150,000,000,
(261)                            Bonds of 1987 Series C              -- Principal Amount $225,000,000,
(262)                            Bonds of Series V                   -- Principal Amount $100,000,000,
(263)                            Bonds of Series SS                  -- Principal Amount $150,000,000,
(264)                            Bonds of 1980 Series B              -- Principal Amount $100,000,000,
(265)                            Bonds of 1986 Series C              -- Principal Amount $200,000,000,
(266)                            Bonds of 1986 Series A              -- Principal Amount $200,000,000,
(267)                            Bonds of 1987 Series B              -- Principal Amount $175,000,000,
(268)                            Bonds of Series X                   -- Principal Amount $100,000,000,
(269)                            Bonds of 1987 Series F              -- Principal Amount $200,000,000,
(270)                            Bonds of 1987 Series A              -- Principal Amount $300,000,000,
(271)                            Bonds of Series Y                   -- Principal Amount $60,000,000,
(272)                            Bonds of Series Z                   -- Principal Amount $100,000,000,
(273)                            Bonds of 1989 Series A              -- Principal Amount $300,000,000,
(274)                            Bonds of 1984 Series AP             -- Principal Amount $2,400,000,
(275)                            Bonds of 1984 Series BP             -- Principal Amount $7,750,000,
(276)                            Bonds of Series R                   -- Principal Amount $100,000,000,
(277)                            Bonds of Series S                   -- Principal Amount $150,000,000,
(278)                            Bonds of 1993 Series D              -- Principal Amount $100,000,000,
(279)                            Bonds of 1992 Series E              -- Principal Amount $50,000,000,
(280)                            Bonds of 1993 Series B              -- Principal Amount $50,000,000,
(281)                            Bonds of 1989 Series BP             -- Principal Amount $66,565,000,
(282)                            Bonds of 1990 Series A              -- Principal Amount $194,649,000,
(283)                            Bonds of 1990 Series D              -- Principal Amount $0,
(284)                            Bonds of 1993 Series G              -- Principal Amount $225,000,000,
(285)                            Bonds of 1993 Series K              -- Principal Amount $160,000,000,

(286)                            Bonds of 1991 Series EP             -- Principal Amount $41,480,000,
(287)                            Bonds of 1993 Series H              -- Principal Amount $50,000,000,
(288)                            Bonds of 1999 Series D              -- Principal Amount $40,000,000,
(289)                            Bonds of 1991 Series FP             -- Principal Amount $98,375,000,
(290)                            Bonds of 1992 Series BP             -- Principal Amount $20,975,000,
(291)                            Bonds of 1992 Series D              -- Principal Amount $300,000,000,
(292)                            Bonds of 1992 Series CP             -- Principal Amount $35,000,000,
(293)                            Bonds of 1993 Series C              -- Principal Amount $225,000,000,
(294)                            Bonds of 1993 Series E              -- Principal Amount $400,000,000,
(295)                            Bonds of 1993 Series J              -- Principal Amount $300,000,000,
(296-301)                        Bonds of Series KP Nos. 10-15       -- Principal Amount $179,590,000,
(302)                            Bonds of 1989 Series BP No. 2       -- Principal Amount $36,000,000,
(303)                            Bonds of 1993 Series FP             -- Principal Amount $5,685,000,
(304)                            Bonds of 1993 Series IP             -- Principal Amount $5,825,000,
(305)                            Bonds of 1994 Series AP             -- Principal Amount $7,535,000,
(306)                            Bonds of 1994 Series BP             -- Principal Amount $12,935,000,
(307)                            Bonds of 1994 Series DP             -- Principal Amount $23,700,000,
(308)                            Bonds of 1994 Series C              -- Principal Amount $200,000,000,
(309)                            Bonds of 2000 Series A              -- Principal Amount $220,000,000, and
(310)                            Bonds of 2005 Series A              -- Principal Amount $200,000,000;

                                 all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

(311) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000), of which One hundred fifty-two million two hundred fifty-six thousand dollars ($152,256,000) principal amount have heretofore been retired and One hundred and four million six hundred seventy-six thousand dollars ($104,676,000) principal amount are outstanding at the date hereof;

(312) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000), of which Fifty-four million seven hundred and four thousand dollars ($54,704,000) principal amount have heretofore been retired and Thirty million seven hundred seventy-one thousand dollars
                                 ($30,771,000) principal amount are outstanding at the date hereof;

(313)                            INTENTIONALLY RESERVED FOR 1990 SERIES E;

(314)                            INTENTIONALLY RESERVED FOR 1990 SERIES F;

(315) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

(316) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

(317) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

(318) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

(319) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

(320) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

(321) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

(322) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

(323) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

(324) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

(325) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

(326) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

(327) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

(328) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000), all of which are outstanding at the date hereof;

(329) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars
                                 ($139,855,000), all of which are outstanding at the date hereof;

(330) Bonds of 2001 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(331) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000), all of which are outstanding at the date hereof;

(332) Bonds of 2002 Series A in the principal amount of Two hundred twenty-five million dollars
                                 ($225,000,000), all of which are outstanding at the date hereof;

(333) Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars
                                 ($225,000,000), all of which are outstanding at the date hereof;

(334) Bonds of 2002 Series C in the principal amount of Sixty-four million three hundred thousand dollars ($64,300,000), all of which are outstanding at the date hereof;

(335) Bonds of 2002 Series D in the principal amount of Fifty-five million nine hundred seventy-five thousand dollars ($55,975,000), all of which are outstanding at the date hereof;

(336) Bonds of 2003 Series A in the principal amount of Forty-nine million dollars ($49,000,000), all of which are outstanding at the date hereof;

(337) Bonds of 2004 Series A in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

(338) Bonds of 2004 Series B in the principal amount of Thirty-one million nine hundred eighty thousand dollars ($31,980,000), all of which are outstanding at the date hereof;

(339) Bonds of 2004 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(340) Bonds of 2005 Series B in the principal amount of Two hundred million dollars ($200,000,000), of which One hundred ninety-nine million seven hundred seventy-one thousand dollars
                                 ($199,771,000) principal amount have heretofore been retired and Two hundred twenty-nine thousand dollars ($229,000) principal amount are outstanding at the date hereof;

(341) Bonds of 2005 Series AR in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

(342) Bonds of 2005 Series BR in the principal amount of One hundred ninety-nine million seven hundred seventy-one thousand dollars
                                 ($199,771,000), all of which are outstanding at the date hereof; and

(343) Bonds of 2005 Series DT in the principal amount of One hundred nineteen million one hundred seventy-five thousand dollars ($119,175,000), all of which are outstanding at the date hereof;

                                 accordingly, the Company has issued and has presently outstanding Three billion one hundred forty-nine million three hundred fifty-seven thousand dollars ($3,149,357,000) aggregate principal amount of its General and Refunding
                                 Mortgage Bonds (the "Bonds") at the date hereof.

REASON FOR CREATION OF NEW       WHEREAS, the Company intends to issue a series
SERIES.                          of Notes under the Note Indenture herein
                                 referred to, and, pursuant to the Note
                                 Indenture, the Company has agreed to issue its
                                 General and Refunding Mortgage Bonds under the
                                 Indenture in order further to secure its
                                 obligations with respect to such Notes; and

BONDS TO BE 2005 SERIES C.       WHEREAS, for such purpose the Company desires
                                 by this Supplemental Indenture to create a new
                                 series of bonds, to be designated "General and
                                 Refunding Mortgage Bonds, 2005 Series C," in
                                 the aggregate principal amount of one hundred
                                 million dollars ($100,000,000), to be
                                 authenticated and delivered pursuant to Section
                                 8 of Article III of the Indenture; and

FURTHER ASSURANCE.               WHEREAS, the Original Indenture, by its terms,
                                 includes in the property subject to the lien
                                 thereof all of the estates and properties,
                                 real, personal and mixed, rights, privileges
                                 and franchises of every nature and kind and
                                 wheresoever situate, then or thereafter owned
                                 or possessed by or belonging to the Company or
                                 to which it was then or at any time thereafter
                                 might be entitled in law or in equity (saving
                                 and excepting, however, the property therein
                                 specifically excepted or released from the lien
                                 thereof), and the Company therein covenanted
                                 that it would, upon reasonable request, execute
                                 and deliver such further instruments as may be
                                 necessary or proper for the better assuring and
                                 confirming unto the Trustee all or any part of
                                 the trust estate, whether then or thereafter
                                 owned or acquired by the Company (saving and
                                 excepting, however, property specifically
                                 excepted or released from the lien thereof);
                                 and

AUTHORIZATION OF                 WHEREAS, the Company in the exercise of the
SUPPLEMENTAL INDENTURE.          powers and authority conferred upon and
                                 reserved to it under and by virtue of the
                                 provisions of the Indenture, and pursuant to
                                 resolutions of its Board of Directors has duly
                                 resolved and determined to make, execute and
                                 deliver to the Trustee a supplemental indenture
                                 in the form hereof for the purposes herein
                                 provided; and

                                 WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR SUPPLEMENTAL   NOW, THEREFORE, THIS INDENTURE WITNESSETH: That
INDENTURE.                       The Detroit Edison Company, in consideration of
                                 the premises and of the covenants contained in
                                 the Indenture and of the sum of One Dollar
                                 ($1.00) and other good and valuable
                                 consideration to it duly paid by the Trustee at
                                 or  before the ensealing and delivery of these
                                 presents, the receipt whereof is hereby
                                 acknowledged, hereby covenants and agrees to
                                 and with the Trustee and its successors in the
                                 trusts under the Original Indenture and in said
                                 indentures supplemental thereto as follows:

                                                     PART I.

                                      CREATION OF THREE HUNDRED FORTY-FOURTH
                                                SERIES OF BONDS,
                                      GENERAL AND REFUNDING MORTGAGE BONDS,
                                                  2005 SERIES C

TERMS OF BONDS OF                SECTION 1. The Company hereby creates the three
2005 SERIES C.                   hundred forty-fourth series of bonds to be
                                 issued under and secured by the Original
                                 Indenture as amended to date and as further
                                 amended by this Supplemental Indenture, to be
                                 designated, and to be distinguished from the
                                 bonds of all other series, by the title
                                 "General and Refunding Mortgage Bonds, 2005
                                 Series C" (elsewhere herein referred to as the
                                 "bonds of 2005 Series C"). The aggregate
                                 principal amount of bonds of 2005 Series C
                                 shall be limited to one hundred million dollars
                                 ($100,000,000), except as provided in Sections
                                 7 and 13 of Article II of the Original
                                 Indenture with respect to exchanges and
                                 replacements of bonds.

                                 Subject to the release provisions set forth below, each bond of 2005 Series C is to be irrevocably assigned to, and registered in the name of, J.P. Morgan Trust Company, National
                                 Association, as trustee, or a successor trustee
                                 (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture
                                 Trustee"), under the collateral trust
                                 indenture, dated as of June 30, 1993, as supplemented (the "Note Indenture"), between the Note Indenture Trustee and the Company, to secure payment of the Company's 2005 Series C
                                 5.19% Senior Notes due October 1, 2023 (for purposes of this Part I, the "5.19% Notes").

                                 The bonds of 2005 Series C shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2005 Series C shall be issued in the aggregate principal amount of $100,000,000, shall mature on October 1, 2023 (subject to earlier redemption or release) and shall bear interest at the rate of 5.19% per annum, payable semi-annually in arrears on April 1 and October 1 of each year (commencing April 1,
                                 2006), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. In addition to the payment of principal and interest as provided herein, in the event any Make-Whole Amount (as defined in the Note
                                 Indenture) shall be required to be paid by the Company on the 5.19% Notes, there shall be due and payable on the bonds of 2005 Series C an additional amount equal to such Make-Whole
                                 Amount which shall be paid by the Company in the amounts and on the dates required for the payment of any such amounts under the Note
                                 Indenture.

                                 The bonds of 2005 Series C shall be payable as to principal, Make-Whole Amount, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2005 Series C shall be payable, as to principal, Make-Whole Amount, if any, and interest, at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                                 Except as provided herein, each bond of 2005
                                 Series C shall be dated the date of its
                                 authentication and interest shall be payable on the principal represented thereby from the April 1 or October 1 next preceding the date thereof to which interest has been paid on bonds of 2005 Series C, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to April 1, 2006, in which case interest shall be payable from September 29, 2005.

                                 The bonds of 2005 Series C in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered R-1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2005 Series
                                 C). Until bonds of 2005 Series C in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2005 Series C in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2005
                                 Series C, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2005 Series C, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                 Interest on any bond of 2005 Series C that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2005
                                 Series C, such defaulted interest shall
                                 forthwith cease to be

                                 payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2005 Series C issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2005 Series C issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2005 Series C not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five
                                 (5) days prior to the payment date of such defaulted interest.

                                 Bonds of 2005 Series C shall not be assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental note indenture relating to the 5.19% Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the
                                 Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, together with a written instrument of transfer
                                 (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2005 Series C shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2005 Series C upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2005 Series C during any period of ten (10) days next preceding any redemption date for such bonds.

                                 Bonds of 2005 Series C, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                 Upon payment of the principal or Make-Whole
                                 Amount, if any, or interest on the 5.19% Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note
                                 Indenture, bonds of 2005 Series C in a
                                 principal amount equal to the principal amount of such 5.19% Notes, shall, to the extent of such payment of principal, Make-Whole Amount or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and Make-Whole Amount, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

RELEASE. SECTION 2. From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series C shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series C shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2005 Series C to be less than the then outstanding principal amount of the 5.19% Notes.

REDEMPTION OF BONDS              SECTION 3. Bonds of 2005 Series C shall be
OF 2005 SERIES C.                redeemed on the respective dates and in the
                                 respective principal amounts which correspond
                                 to the redemption dates for, and the principal
                                 amounts to be redeemed of, the 5.19% Notes.

                                 In the event the Company elects to redeem any 5.19% Notes prior to maturity in accordance with the provisions of the Note Indenture, the Company shall give the Trustee notice of redemption of bonds of 2005 Series C on the same date as it gives notice of redemption of 5.19% Notes to the Note Indenture Trustee.

REDEMPTION OF BONDS OF           SECTION 4. In the event of an Event of Default
2005 SERIES C IN EVENT OF        under the Note Indenture and the acceleration
ACCELERATION OF NOTES.           of all 5.19% Notes, the bonds of 2005 Series C
                                 shall be redeemable in whole upon receipt by
                                 the Trustee of a written demand (hereinafter
                                 called a "Redemption Demand") from the Note
                                 Indenture Trustee stating that there has
                                 occurred under the Note Indenture both an Event
                                 of Default and a declaration of acceleration of
                                 payment of principal, accrued interest and
                                 Make-Whole Amount, if any, on the 5.19% Notes,
                                 specifying the last date to which interest on
                                 the 5.19% Notes has been paid (such date being
                                 hereinafter referred to as the "Initial
                                 Interest Accrual Date") and demanding
                                 redemption of the bonds of said series. The
                                 Trustee shall, within five (5) days after
                                 receiving such Redemption Demand, mail a copy
                                 thereof to the Company marked to indicate the
                                 date of its receipt by the Trustee. Promptly
                                 upon receipt by the Company of such copy of a
                                 Redemption Demand, the Company shall fix a date
                                 on which it will redeem the bonds of said
                                 series so demanded to be redeemed (hereinafter
                                 called the "Demand Redemption Date"). Notice of
                                 the date fixed as the Demand Redemption Date
                                 shall be mailed by the Company to the Trustee
                                 at least ten (10) days prior to such Demand
                                 Redemption Date. The date to be fixed by the
                                 Company as and for the Demand Redemption Date
                                 may be any date up to and including the earlier
                                 of (x) the 60th day after receipt by the
                                 Trustee of the Redemption Demand or (y) the
                                 maturity date of such bonds first occurring
                                 following the 20th day after the receipt by the
                                 Trustee of the Redemption Demand; provided,
                                 however, that if the Trustee shall not have
                                 received such notice fixing the Demand
                                 Redemption Date on or before the 10th day
                                 preceding the earlier of such dates, the Demand
                                 Redemption Date shall be deemed to be the
                                 earlier of such dates. The Trustee shall mail
                                 notice of the Demand Redemption Date (such
                                 notice being hereinafter called the "Demand
                                 Redemption Notice") to the Note Indenture
                                 Trustee not more than ten (10) nor less than
                                 five (5) days prior to the Demand Redemption
                                 Date.

                                 Each bond of 2005 Series C shall be redeemed by the Company on the Demand Redemption Date therefor upon surrender thereof by the Note
                                 Indenture Trustee to the Trustee at a
                                 redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial
                                 Interest Accrual Date to the Demand Redemption
                                 Date plus an amount equal to the aggregate
                                 Make-Whole Amount, if any, due and payable on such Demand Redemption Date on all 5.19% Notes;
                                 provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note
                                 Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture
                                 Trustee,

                                 and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                 Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption
                                 Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF                 SECTION 5. The bonds of 2005 Series C
2005 SERIES C.                   (including the reverse thereof) and the form of
                                 Trustee's Certificate to be endorsed on such
                                 bonds shall be substantially in the following
                                 forms, respectively:

                                            THE DETROIT EDISON COMPANY
                                       GENERAL AND REFUNDING MORTGAGE BOND
                                                  2005 SERIES C

                                 Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of September 15, 2005, between The Detroit Edison Company and J.P. Morgan
                                 Trust Company, National Association, as Note
                                 Indenture Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said
                                 Indenture.

                                    $_________________________ No. R- __________

                                 THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to J.P. Morgan Trust Company, National
                                 Association, as Note Indenture Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of ____________________ Dollars ($__________) in
                                 lawful money of the United States of America on October 1, 2023 (subject to earlier redemption or release) and interest thereon at the rate of 5.19% per annum, in like lawful money, from September 29, 2005, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on April
                                 1 and October 1 of each year (commencing April
                                 1, 2006), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued. In addition to the payment of principal and interest on bonds of this Series, in the event any Make-Whole Amount (as defined in the Note Indenture hereinafter referred to) shall be required to be paid by the Company on the 5.19% Notes, there shall be due and payable on the bonds of this Series an additional amount equal to such Make-Whole Amount which shall be paid by the Company in the amounts and on the dates required for the payment of any such amounts under the Note Indenture.

                                 Under a Collateral Trust Indenture, dated as of June 30, 1993, as amended and as further supplemented as of September 15, 2005 (hereinafter called the "Note Indenture"), between the Company and J.P. Morgan Trust
                                 Company, National Association, as trustee
                                 (hereinafter called the "Note Indenture
                                 Trustee"), the Company has issued its 2005
                                 Series C 5.19% Senior Notes due October 1, 2023
                                 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or Make-Whole Amount (as defined in the Note Indenture), if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                 Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though set forth in this place.

                                 This bond shall not be valid or become
                                 obligatory for any purpose until J.P. Morgan
                                 Trust Company, National Association, the
                                 Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by an authorized officer, with his or her manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate
                                 Secretary by manual or facsimile signature.

                                 Dated: _________

                                                      THE DETROIT EDISON COMPANY


                                                      By:
                                                          ----------------------
                                                      Name:
                                                            --------------------
                                                      Title:
                                                             -------------------

                                 [Corporate Seal]

                                 Attest:


                                 By:
                                     -----------------
                                 Name:
                                       ---------------
                                 Title:
                                        --------------

                                         [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S CERTIFICATE.   This bond is one of the bonds, of the series
                                 designated therein, described in the
                                 within-mentioned Indenture.

                                                 J.P. MORGAN TRUST COMPANY,
                                                 NATIONAL ASSOCIATION as Trustee


                                                 By:
                                                     ---------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------

                                 Attest:


                                 By:
                                     ---------------------------
                                 Name:
                                       -------------------------
                                 Title:
                                        ------------------------

                                           [FORM OF REVERSE OF BOND]

FORM OF REVERSE OF BOND          This bond is one of an authorized issue of
                                 bonds of the Company, unlimited as to amount
                                 except as provided in the Indenture hereinafter
                                 mentioned or any indentures supplemental
                                 thereto, and is one of a series of General and
                                 Refunding Mortgage Bonds known as 2005 Series
                                 C, limited to an aggregate principal amount of
                                 $100,000,000, except as otherwise provided in
                                 the Indenture hereinafter mentioned. This bond
                                 and all other bonds of said series are issued
                                 and to be issued under, and are all equally and
                                 ratably secured (except insofar as any sinking,
                                 amortization, improvement or analogous fund,
                                 established in accordance with the provisions
                                 of the Indenture hereinafter mentioned, may
                                 afford additional security for the bonds of any
                                 particular series and except as provided in
                                 Section 3 of Article VI of said Indenture) by
                                 an Indenture, dated as of October 1, 1924, duly
                                 executed by the Company to J.P. Morgan Trust
                                 Company, National Association, as successor in
                                 interest to Bank One, National Association, as
                                 Trustee, to which Indenture and all indentures
                                 supplemental thereto (including the
                                 Supplemental Indenture dated as of September
                                 15, 2005) reference is hereby made for a
                                 description of the properties and franchises
                                 mortgaged and conveyed, the nature and extent
                                 of the security, the terms and conditions upon
                                 which the bonds are issued and under which
                                 additional bonds may be issued, and the rights
                                 of the holders of the bonds and of the Trustee
                                 in respect of such security (which Indenture
                                 and all indentures supplemental thereto,
                                 including the Supplemental Indenture dated as
                                 of September 15, 2005, are hereinafter
                                 collectively called the "Indenture"). As
                                 provided in the Indenture, said bonds may be
                                 for various principal sums and are issuable in
                                 series, which may mature at different times,
                                 may bear interest at different rates and may
                                 otherwise vary as in said Indenture provided.
                                 With the consent of the Company and to the
                                 extent permitted by and as provided in the
                                 Indenture, the rights and obligations of the
                                 Company and of the holders of the bonds and the
                                 terms and provisions of the Indenture, or of
                                 any indenture supplemental thereto, may be
                                 modified or altered in certain respects by
                                 affirmative vote of at least eighty-five
                                 percent (85%) in amount of the bonds then
                                 outstanding, and, if the rights of one or more,
                                 but less than all, series of bonds then
                                 outstanding are to be affected by the action
                                 proposed to be taken, then also by affirmative
                                 vote of at least eighty-five percent (85%) in
                                 amount of the series of bonds so to be affected
                                 (excluding in every instance bonds disqualified
                                 from voting by reason of the Company's interest
                                 therein as specified in the Indenture);
                                 provided, however, that, without the consent of
                                 the holder hereof, no such modification or
                                 alteration shall, among other things, affect
                                 the terms of payment of the principal of or the
                                 interest on this bond, which in those respects
                                 is unconditional.

                                 This bond is redeemable prior to the Release
                                 Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture
                                 Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the

                                 Notes.

                                 Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2005
                                 Series C (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                                 In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                 Upon payment of the principal of, or Make-Whole
                                 Amount, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article V of the Note
                                 Indenture, bonds of 2005 Series C in a
                                 principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, Make-Whole
                                 Amount or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and Make-Whole Amount, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                 This bond is not assignable or transferable except as set forth under Section 405 of the
                                 Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, the City and State of New
                                 York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                 From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series C shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release
                                 Date, the bonds of 2005 Series C shall be surrendered to and cancelled by the Trustee.
                                 The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2005 Series C to be less than the then outstanding principal amount of the Notes.

                                       No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                    PART II.

                            RECORDING AND FILING DATA

RECORDING AND FILING OF ORIGINAL       The Original Indenture and indentures
INDENTURE.                             supplemental thereto have been recorded
                                       and/or filed and Certificates of
                                       Provision for Payment have been recorded
                                       as hereinafter set forth.

                                       The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate
                                       Commerce Commission on December 8, 1969.

RECORDING AND FILING OF SUPPLEMENTAL   Pursuant to the terms and provisions of
INDENTURES.                            the Original Indenture, indentures
                                       supplemental thereto heretofore entered
                                       into have been Recorded as a real estate
                                       mortgage and/or filed as a chattel
                                       mortgage or as a financing statement in
                                       the offices of the respective Registers
                                       of Deeds of certain counties in the State
                                       of Michigan, the Office of the Secretary
                                       of State of Michigan and the Office of
                                       the Interstate Commerce Commission, as
                                       set forth in supplemental indentures as
                                       follows:

SUPPLEMENTAL INDENTURE                                                                    RECORDED AND/OR FILED AS SET FORTH IN
DATED AS OF                     PURPOSE OF SUPPLEMENTAL INDENTURE                         SUPPLEMENTAL INDENTURE DATED AS OF
----------------------          ---------------------------------                         -------------------------------------
June 1, 1925(a)(b)...........   Series B Bonds                                            February 1, 1940
August 1, 1927(a)(b).........   Series C Bonds                                            February 1, 1940
February 1, 1931(a)(b).......   Series D Bonds                                            February 1, 1940
June 1, 1931(a)(b)...........   Subject Properties                                        February 1, 1940
October 1, 1932(a)(b)........   Series E Bonds                                            February 1, 1940
September 25, 1935(a)(b).....   Series F Bonds                                            February 1, 1940

SUPPLEMENTAL INDENTURE                                                                    RECORDED AND/OR FILED AS SET FORTH IN
DATED AS OF                     PURPOSE OF SUPPLEMENTAL INDENTURE                         SUPPLEMENTAL INDENTURE DATED AS OF
----------------------          ---------------------------------                         -------------------------------------
September 1, 1936(a)(b)......   Series G Bonds                                            February 1, 1940
November 1, 1936(a)(b).......   Subject Properties                                        February 1, 1940
February 1, 1940(a)(b).......   Subject Properties                                        September 1, 1947
December 1, 1940(a)(b).......   Series H Bonds and Additional Provisions                  September 1, 1947
September 1, 1947(a)(b)(c)...   Series I Bonds, Subject Properties and Additional         November 15, 1951
                                Provisions
March 1, 1950(a)(b)(c).......   Series J Bonds and Additional Provisions                  November 15, 1951
November 15, 1951(a)(b)(c)...   Series K Bonds Additional Provisions and Subject          January 15, 1953
                                Properties
January 15, 1953(a)(b).......   Series L Bonds                                            May 1, 1953
May 1, 1953(a)...............   Series M Bonds and Subject Properties                     March 15, 1954
March 15, 1954(a)(c).........   Series N Bonds and Subject Properties                     May 15, 1955
May 15, 1955(a)(c)...........   Series O Bonds and Subject Properties                     August 15, 1957
August 15, 1957(a)(c)........   Series P Bonds Additional Provisions and Subject          June 1, 1959
                                Properties
June 1, 1959(a)(c)...........   Series Q Bonds and Subject Properties                     December 1, 1966
December 1, 1966(a)(c).......   Series R Bonds Additional Provisions and Subject          October 1, 1968
                                Properties
October 1, 1968(a)(c)........   Series S Bonds and Subject Properties                     December 1, 1969
December 1, 1969(a)(c).......   Series T Bonds and Subject Properties                     July 1, 1970
July 1, 1970(c)..............   Series U Bonds and Subject Properties                     December 15, 1970
December 15, 1970(c).........   Series V and Series W Bonds                               June 15, 1971
June 15, 1971(c).............   Series X Bonds and Subject Properties                     November 15, 1971
November 15, 1971(c).........   Series Y Bonds and Subject Properties                     January 15, 1973
January 15, 1973(c)..........   Series Z Bonds and Subject Properties                     May 1, 1974
May 1, 1974..................   Series AA Bonds and Subject Properties                    October 1, 1974
October 1, 1974..............   Series BB Bonds and Subject Properties                    January 15, 1975
January 15, 1975.............   Series CC Bonds and Subject Properties                    November 1, 1975

SUPPLEMENTAL INDENTURE                                                                    RECORDED AND/OR FILED AS SET FORTH IN
DATED AS OF                     PURPOSE OF SUPPLEMENTAL INDENTURE                         SUPPLEMENTAL INDENTURE DATED AS OF
----------------------          ---------------------------------                         -------------------------------------
November 1, 1975.............   Series DDP Nos. 1-9 Bonds and Subject Properties          December 15, 1975
December 15, 1975............   Series EE Bonds and Subject Properties                    February 1, 1976
February 1, 1976.............   Series FFR Nos. 1-13 Bonds                                June 15, 1976
June 15, 1976................   Series GGP Nos. 1-7 Bonds and Subject Properties          July 15, 1976
July 15, 1976................   Series HH Bonds and Subject Properties                    February 15, 1977
February 15, 1977............   Series MMP Bonds and Subject Properties                   March 1, 1977
March 1, 1977................   Series IIP Nos. 1-7 Bonds, Series JJP Nos. 1-7 Bonds,     June 15, 1977
                                Series KKP Nos. 1-7 Bonds and Series LLP Nos. 1-7 Bonds
June 15, 1977................   Series FFR No. 14 Bonds and Subject Properties            July 1, 1977
July 1, 1977.................   Series NNP Nos. 1-7 Bonds and Subject Properties          October 1, 1977
October 1, 1977..............   Series GGP Nos. 8-22 Bonds and Series OOP Nos. 1-17       June 1, 1978
                                Bonds and Subject Properties
June 1, 1978.................   Series PP Bonds, Series QQP Nos. 1-9 Bonds and Subject    October 15, 1978
                                Properties
October 15, 1978.............   Series RR Bonds and Subject Properties                    March 15, 1979
March 15, 1979...............   Series SS Bonds and Subject Properties                    July 1, 1979
July 1, 1979.................   Series IIP Nos. 8-22 Bonds, Series NNP Nos. 8-21 Bonds    September 1, 1979
                                and Series TTP Nos. 1-15 Bonds and Subject Properties
September 1, 1979............   Series JJP No. 8 Bonds, Series KKP No. 8 Bonds, Series    September 15, 1979
                                LLP Nos. 8-15 Bonds, Series MMP No. 2 Bonds and Series
                                OOP No. 18 Bonds and Subject Properties
September 15, 1979...........   Series UU Bonds                                           January 1, 1980
January 1, 1980..............   1980 Series A Bonds and Subject Properties                April 1, 1980
April 1, 1980................   1980 Series B Bonds                                       August 15, 1980

SUPPLEMENTAL INDENTURE                                                                    RECORDED AND/OR FILED AS SET FORTH IN
DATED AS OF                     PURPOSE OF SUPPLEMENTAL INDENTURE                         SUPPLEMENTAL INDENTURE DATED AS OF
----------------------          ---------------------------------                         -------------------------------------
August 15, 1980..............   Series QQP Nos. 10-19 Bonds, 1980 Series CP Nos. 1-12     August 1, 1981
                                Bonds and 1980 Series DP No. 1-11 Bonds and Subject
                                Properties
August 1, 1981...............   1980 Series CP Nos. 13-25 Bonds and Subject Properties    November 1, 1981
November 1, 1981.............   1981 Series AP Nos. 1-12 Bonds                            June 30, 1982
June 30, 1982................   Article XIV Reconfirmation                                August 15, 1982
August 15, 1982..............   1981 Series AP Nos. 13-14 and Subject Properties          June 1, 1983
June 1, 1983.................   1981 Series AP Nos. 15-16 and Subject Properties          October 1, 1984
October 1, 1984..............   1984 Series AP and 1984 Series BP Bonds and Subject       May 1, 1985
                                Properties
May 1, 1985..................   1985 Series A Bonds                                       May 15, 1985
May 15, 1985.................   1985 Series B Bonds and Subject Properties                October 15, 1985
October 15, 1985.............   Series KKP No. 9 Bonds and Subject Properties             April 1, 1986
April 1, 1986................   1986 Series A and Subject Properties                      August 15, 1986
August 15, 1986..............   1986 Series B and Subject Properties                      November 30, 1986
November 30, 1986............   1986 Series C                                             January 31, 1987
January 31, 1987.............   1987 Series A                                             April 1, 1987
April 1, 1987................   1987 Series B and 1987 Series C                           August 15, 1987
August 15, 1987..............   1987 Series D and 1987 Series E and Subject Properties    November 30, 1987
November 30, 1987............   1987 Series F                                             June 15, 1989
June 15, 1989................   1989 Series A                                             July 15, 1989
July 15, 1989................   Series KKP No. 10                                         December 1, 1989
December 1, 1989.............   Series KKP No. 11 and 1989 Series BP                      February 15, 1990
February 15, 1990............   1990 Series A, 1990 Series B, 1990 Series C, 1990         November 1, 1990
                                Series D, 1990 Series E and 1990 Series F
November 1, 1990.............   Series KKP No. 12                                         April 1, 1991
April 1, 1991................   1991 Series AP                                            May 1, 1991
May 1, 1991..................   1991 Series BP and 1991 Series CP                         May 15, 1991
May 15, 1991.................   1991 Series DP                                            September 1, 1991
September 1, 1991............   1991 Series EP                                            November 1, 1991
November 1, 1991.............   1991 Series FP                                            January 15, 1992
January 15, 1992.............   1992 Series BP                                            February 29, 1992 and April 15, 1992
February 29, 1992............   1992 Series AP                                            April 15, 1992

SUPPLEMENTAL INDENTURE                                                                    RECORDED AND/OR FILED AS SET FORTH IN
DATED AS OF                     PURPOSE OF SUPPLEMENTAL INDENTURE                         SUPPLEMENTAL INDENTURE DATED AS OF
----------------------          ---------------------------------                         -------------------------------------
April 15, 1992...............   Series KKP No. 13                                         July 15, 1992
July 15, 1992................   1992 Series CP                                            November 30, 1992
July 31, 1992................   1992 Series D                                             November 30, 1992
November 30, 1992............   1992 Series E and 1993 Series D                           March 15, 1993
December 15, 1992............   Series KKP No. 14 and 1989 Series BP No. 2                March 15, 1993
January 1, 1993..............   1993 Series C                                             April 1, 1993
March 1, 1993................   1993 Series E                                             June 30, 1993
March 15, 1993...............   1993 Series D                                             September 15, 1993
April 1, 1993................   1993 Series FP and 1993 Series IP                         September 15, 1993
April 26, 1993...............   1993 Series G and Amendment of Article II, Section 5      September 15, 1993
May 31, 1993.................   1993 Series J                                             September 15, 1993
September 15, 1993...........   1993 Series K                                             March 1, 1994
March 1, 1994................   1994 Series AP                                            June 15, 1994
June 15, 1994................   1994 Series BP                                            December 1, 1994
August 15, 1994..............   1994 Series C                                             December 1, 1994
December 1, 1994.............   Series KKP No. 15 and 1994 Series DP                      August 1, 1995
August 1, 1995...............   1995 Series AP and 1995 Series DP                         August 1, 1999

(a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

(b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

(c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING AND FILING OF SUPPLEMENTAL   Further, pursuant to the terms and
INDENTURE DATED AS OF FEBRUARY 1,      provisions of the Original Indenture, a
2005.                                  Supplemental Indenture dated as of
                                       February 1, 2005 providing for the terms
                                       of bonds to be issued thereunder of 2005
                                       Series A and 2005 Series B has heretofore
                                       been entered into between the Company and
                                       the Trustee and has been filed in the
                                       Office of the Secretary of State of
                                       Michigan as a financing statement on
                                       February 23, 2005 (Filing No.
                                       2005036247-6), has been filed and
                                       recorded in the Office of the Surface
                                       Transportation Board (Recordation No.
                                       5485-HHHHH) on February 18, 2005, and has
                                       been recorded as a real estate mortgage
                                       in the offices of the respective Register
                                       of Deeds of certain counties in the State
                                       of Michigan, as follows:

                                           LIBER/
COUNTY                          RECORDED   INSTRUMENT NO.    PAGE
------                          --------   --------------    ----
Genesee......................   2/15/05    200502150014717   N/A
Huron........................   2/7/05     1093              705
Ingham.......................   2/8/05     3150              1158

                           LIBER/
    COUNTY      RECORDED   INSTRUMENT NO.   PAGE
    ------      --------   --------------   ----
Lapeer.......   2/7/05     2006             706
Lenawee......   2/7/05     2290             824
Livingston...   2/7/05     Not available    Not available
Macomb.......   2/11/05    16388            602
Mason........   2/7/05     569              621
Monroe.......   2/7/05     2873             984
Oakland......   2/4/05     34917            695
St. Clair....   2/7/05     3277             142
Sanilac......   2/8/05     874              384
Tuscola......   2/9/05     1027             90
Washtenaw....   2/9/05     4457             272
Wayne........   2/8/05     42154            235

RECORDING OF CERTIFICATES OF     All the bonds of Series A which were issued
PROVISION FOR PAYMENT.           under the Original Indenture dated as of
                                 October 1, 1924, and of Series B, C, D, E, F,
                                 G, H, I, J, K, L, M, N, O, P, Q, R, S, W, Y, Z,
                                 AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP
                                 Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP
                                 Nos. 1-9, LLP Nos. 1-15, NNP Nos. 1-21, OOP
                                 Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU,
                                 1980 Series A, 1980 Series CP Nos. 1-25, 1980
                                 Series DP Nos. 1-11, 1981 Series AP Nos. 1-16,
                                 1984 Series AP, 1984 Series BP, 1985 Series A,
                                 1985 Series B, 1987 Series A, PP, RR, EE, MMP,
                                 MMP No. 2, 1989 Series A, 1990 Series A, 1993
                                 Series D, 1993 Series G and 1993 Series H which
                                 were issued under Supplemental Indentures dated
                                 as of, respectively, June 1, 1925, August 1,
                                 1927, February 1, 1931, October 1, 1932,
                                 September 25, 1935, September 1, 1936, December
                                 1, 1940, September 1, 1947, November 15, 1951,
                                 January 15, 1953, May 1, 1953, March 15, 1954,
                                 May 15, 1955, August 15, 1957, December 15,
                                 1970, November 15, 1971, January 15, 1973, May
                                 1, 1974, October 1, 1974, January 15, 1975,
                                 November 1, 1975, February 1, 1976, June 15,
                                 1976, July 15, 1976, October 1, 1977, March 1,
                                 1977, July 1, 1979, March 1, 1977, March 1,
                                 1977, March 1, 1977, September 1, 1979, July 1,
                                 1977, July 1, 1979, September 15, 1979, October
                                 1, 1977, June 1, 1978, October 1, 1977, July 1,
                                 1979, January 1, 1980, August 15, 1980,
                                 November 1, 1981, October 1, 1984 May 1, 1985,
                                 May 15, 1985, January 31, 1987, June 1, 1978,
                                 October 15, 1978, December 15, 1975, February
                                 15, 1977, September 1, 1979, June 15, 1989,
                                 February 15, 1990, March 15, 1993, April 26,
                                 1992 and September 15, 1992 have matured or
                                 have been called for redemption and funds
                                 sufficient for such payment or redemption have
                                 been irrevocably deposited with the Trustee for
                                 that purpose; and Certificates of Provision for
                                 Payment have been recorded in the offices of
                                 the respective Registers of Deeds of certain
                                 counties in the State of Michigan, with respect
                                 to all bonds of Series A, B, C, D, E, F, G, H,
                                 K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR
                                 Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No.
                                 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                    PART III.

                                  THE TRUSTEE.

TERMS AND CONDITIONS OF          The Trustee hereby accepts the trust hereby
ACCEPTANCE OF TRUST BY           declared and provided, and agrees to perform
TRUSTEE.                         the same upon the terms and conditions in the
                                 Original Indenture, as amended to date and as
                                 supplemented by this Supplemental Indenture,
                                 and in this Supplemental Indenture set forth,
                                 and upon the following terms and conditions:

                                 The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental
                                 Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                    PART IV.

                                 MISCELLANEOUS.

CONFIRMATION OF SECTION 318(c)   Except to the extent specifically provided
OF TRUST INDENTURE ACT.          therein, no provision of this Supplemental
                                 Indenture or any future supplemental indenture
                                 is intended to modify, and the parties do
                                 hereby adopt and confirm, the provisions of
                                 Section 318(c) of the Trust Indenture Act which
                                 amend and supersede provisions of the Indenture
                                 in effect prior to November 15, 1990.

EXECUTION IN COUNTERPARTS.       THIS SUPPLEMENTAL INDENTURE MAY BE
                                 SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF
                                 COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED
                                 SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                                 COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE
                                 AND THE SAME INSTRUMENT.

TESTIMONIUM.                     IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY
                                 AND J.P. MORGAN TRUST COMPANY, NATIONAL
                                 ASSOCIATION HAVE CAUSED THESE PRESENTS TO BE
                                 SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY
                                 THEIR RESPECTIVE CHAIRMEN OF THE BOARD,
                                 PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE
                                 PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS
                                 AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE
                                 SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES
                                 OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND
                                 YEAR FIRST ABOVE WRITTEN.

EXECUTION BY COMPANY.                   THE DETROIT EDISON COMPANY


                                        By: /s/ Paul A. Stadnikia
                                            ------------------------------------
(Corporate Seal)                            Name: Paul A. Stadnikia
                                            Title: Assistant Treasurer


                                        Attest:


                                        By: /s/ Sandra K. Ennis
                                            ------------------------------------
                                            Name: Sandra K. Ennis
                                            Title: Corporate Secretary


                                        Signed, sealed and delivered by
                                        THE DETROIT EDISON COMPANY
                                        in the presence of


                                            /s/ Anthony G. Morrow
                                            ------------------------------------
                                            Name: Anthony G. Morrow


                                            /s/ Stephanie V. Washio
                                            ------------------------------------
                                            Name: Stephanie V. Washio

                                 STATE OF MICHIGAN )
                                                   ) SS
                                 COUNTY OF WAYNE   )

ACKNOWLEDGMENT OF EXECUTION      On this 26th day of September 2005, before me,
BY COMPANY.                      the subscriber, a Notary Public within and for
                                 the County of Macomb, in the State of Michigan,
                                 acting in the County of Wayne, personally
                                 appeared Paul A. Stadnikia, to me personally
                                 known, who, being by me duly sworn, did say
                                 that he does business at 2000 2nd Avenue,
                                 Detroit, Michigan 48226 and is the Assistant
                                 Treasurer of THE DETROIT EDISON COMPANY, one of
                                 the corporations described in and which
                                 executed the foregoing instrument; that he
                                 knows the corporate seal of the said
                                 corporation and that the seal affixed to said
                                 instrument is the corporate seal of said
                                 corporation; and that said instrument was
                                 signed and sealed in behalf of said corporation
                                 by authority of its Board of Directors and that
                                 he subscribed his name thereto by like
                                 authority; and said Paul A. Stadnikia
                                 acknowledged said instrument to be the free act
                                 and deed of said corporation.


(Notarial Seal)                             /s/ Karyn Beth Teal
                                            ------------------------------------
                                            Karyn Beth Teal, Notary Public
                                            County of Macomb, State of Michigan
                                            My Commission Expires: July 21, 2011
                                            Acting in County of Wayne

EXECUTION BY TRUSTEE.                   J.P. MORGAN TRUST COMPANY,
                                        NATIONAL ASSOCIATION


                                        By: /s/ J. Michael Banas
                                            --------------------------------
(Corporate Seal)                            Name: J. Michael Banas
                                            Title: Vice President


                                        Attest:


                                        By: /s/ Alexis M. Johnson
                                            ------------------------------------
                                            Name: Alexis M. Johnson
                                            Title: Authorized Officer


                                        Signed, sealed and delivered by
                                        J.P. MORGAN TRUST COMPANY,
                                        NATIONAL ASSOCIATION
                                        in the presence of


                                            /s/ Timothy J. Maloche
                                            ------------------------------------
                                            Name: Timothy J. Maloche


                                            /s/ Jaileah X. Huddleston
                                            ------------------------------------
                                            Name: Jaileah X. Huddleston

                                 STATE OF MICHIGAN )
                                                   ) SS
                                 COUNTY OF WAYNE   )

ACKNOWLEDGMENT OF EXECUTION BY   On this 27th day of September 2005, before me,
TRUSTEE.                         the subscriber, a Notary Public within and for
                                 the County of Macomb, in the State of Michigan,
                                 acting in the County of Wayne, personally
                                 appeared J. Michael Banas, to me personally
                                 known, who, being by me duly sworn, did say
                                 that his business office is located at 611
                                 Woodward Avenue, Detroit, Michigan 48226, and
                                 he is Vice President of J.P. MORGAN TRUST
                                 COMPANY, NATIONAL ASSOCIATION, one of the
                                 corporations described in and which executed
                                 the foregoing instrument; that he knows the
                                 corporate seal of the said corporation and that
                                 the seal affixed to said instrument is the
                                 corporate seal of said corporation; and that
                                 said instrument was signed and sealed in behalf
                                 of said corporation by authority of its Board
                                 of Directors and that he subscribed his name
                                 thereto by like authority; and said J. Michael
                                 Banas acknowledged said instrument to be the
                                 free act and deed of said corporation.


(Notarial Seal)                             /s/ Karyn Beth Teal
                                            ------------------------------------
                                            Karyn Beth Teal, Notary Public
                                            County of Macomb, State of Michigan
                                            My Commission Expires: July 21, 2011
                                            Acting in County of Wayne

                                 STATE OF MICHIGAN )
                                                   ) SS
                                 COUNTY OF WAYNE   )

AFFIDAVIT AS TO  CONSIDERATION   Paul A. Stadnikia, being duly sworn, says: that
AND GOOD FAITH.                  he is the Assistant Treasurer of THE DETROIT
                                 EDISON COMPANY, the Mortgagor named in the
                                 foregoing instrument, and that he has knowledge
                                 of the facts in regard to the making of said
                                 instrument and of the consideration therefor;
                                 that the consideration for said instrument was
                                 and is actual and adequate, and that the same
                                 was given in good faith for the purposes in
                                 such instrument set forth.


                                            /s/ Paul A. Stadnikia
                                            ------------------------------------
                                            Name: Paul A. Stadnikia
                                            Title: Assistant Treasurer
                                            The Detroit Edison Company

                                            Sworn to before me this 26th day of
                                            September 2005


(Notarial Seal)                             /s/ Karyn Beth Teal
                                            ------------------------------------
                                            Karyn Beth Teal, Notary Public
                                            County of Macomb, State of Michigan
                                            My Commission Expires: July 21, 2011
                                            Acting in County of Wayne

                         This instrument was drafted by:
                          J. Richard Fisher, Jr., Esq.
                             Chapman and Cutler LLP
                            111 W. Monroe, 14th Floor
                                Chicago, IL 60603

                            When recorded return to:
                               Stephanie V. Washio
                                 2000 2nd Avenue
                                     688 WCB
                             Detroit, Michigan 48226